Quarterly Holdings Report
for

Fidelity Freedom® Index 2060 Fund

June 30, 2021

X60-QTLY-0821
1.9858345.106

Schedule of Investments June 30, 2021 (Unaudited)

Showing Percentage of Net Assets

Domestic Equity Funds - 54.0%
	Shares	Value
Fidelity Series Total Market Index Fund (a)
(Cost $836,271,618)	73,676,960	1,091,892,542

International Equity Funds - 36.0%
Fidelity Series Global ex U.S. Index Fund (a)
(Cost $610,206,174)	46,479,732	728,337,396

Bond Funds - 10.0%
Fidelity Series Bond Index Fund (a)	13,396,778	140,800,136
Fidelity Series Long-Term Treasury Bond Index Fund (a)	7,334,147	61,386,808
TOTAL BOND FUNDS
(Cost $206,072,550)		202,186,944

Short-Term Funds - 0.0%
Fidelity Cash Central Fund 0.06% (b)
(Cost $1,309)	1,309	1,309
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,652,551,651)		2,022,418,191
NET OTHER ASSETS (LIABILITIES) - 0.0%		3,639
NET ASSETS - 100%		$2,022,421,830

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$--	$474,751	$473,441	$--	$--	$1,309	0.0%
Total	$--	$474,751	$473,441	$--	$--	$1,309

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Series Bond Index Fund	$114,125,363	$26,867,521	$1,981,232	$463,222	$(83,794)	$1,872,277	$140,800,136
Fidelity Series Global ex U.S. Index Fund	586,616,378	124,447,876	15,993,329	--	102,961	33,163,510	728,337,396
Fidelity Series Long-Term Treasury Bond Index Fund	48,726,412	10,635,767	1,176,818	325,937	(196,670)	3,398,117	61,386,808
Fidelity Series Total Market Index Fund	880,646,823	162,555,115	24,608,446	3,392,129	(196,929)	73,495,979	1,091,892,542
Total	$1,630,114,976	$324,506,279	$43,759,825	$4,181,288	$(374,432)	$111,929,883	$2,022,416,882

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Valuation techniques used to value the Fund's investments by major category are as follows:

Investments in any open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.